BLACKROCK VARIABLE SERIES FUNDS, INC.
(formerly FAM VARIABLE SERIES FUNDS, INC.)

BlackRock Balanced Capital V.I. Fund
(formerly Mercury American Balanced V.I. Fund)
BlackRock Basic Value V.I. Fund
(formerly Mercury Basic Value V.I. Fund)
BlackRock Bond V.I. Fund
(formerly Mercury Core Bond V.I. Fund)
BlackRock Money Market V.I. Fund
(formerly Mercury Domestic Money Market V.I. Fund)
BlackRock Fundamental Growth V.I. Fund
(formerly Mercury Fundamental Growth V.I. Fund)
BlackRock Global Growth V.I. Fund
(formerly Mercury Global Growth V.I. Fund)
BlackRock Global Allocation V.I. Fund
(formerly Mercury Global Allocation V.I. Fund)
BlackRock Government Income V.I. Fund
(formerly Mercury Government Bond V.I. Fund)
BlackRock High Income V.I. Fund
(formerly Mercury High Current Income V.I. Fund)
BlackRock S&P 500 Index V.I. Fund
(formerly Mercury Index V.I. Fund)
BlackRock Large Cap Core V.I. Fund
(formerly Mercury Large Cap Core V.I. Fund)
BlackRock Large Cap Growth V.I. Fund
(formerly Mercury Large Cap Growth V.I. Fund)
BlackRock Large Cap Value V.I. Fund
(formerly Mercury Large Cap Value V.I. Fund)
BlackRock Value Opportunities V.I. Fund
(formerly Mercury Value Opportunities V.I. Fund)
BlackRock Utilities and Telecommunications V.I. Fund
(formerly Mercury Utilities and Telecommunications V.I. Fund)
BlackRock International Value V.I. Fund
(formerly Mercury International Value V.I. Fund)

Supplement dated September 21, 2006 to the
Prospectuses dated May 1, 2006

Effective October 2, 2006, the Prospectuses for the Funds listed above are amended as set forth below.

On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock, Inc. to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. As a result of the consummation of this transaction, FAM Variable Series Funds, Inc. changed its name to BlackRock Variable Series Funds, Inc. (the “Company”). The series of the Company (each a “Fund” and collectively, the “Funds”) also changed their names to the names noted above. Additionally, effective September 29, 2006 (the “Effective Date”), BlackRock Advisors, LLC will act as the investment adviser for each Fund and each Fund will be sub-advised by one or more BlackRock affiliates. BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406, has been appointed as an additional underwriter for the Company and following the transaction, PFPC, Inc., an affiliate of BlackRock, Inc., will provide transfer agency services to the Funds.

As a result of these changes, the Company is supplementing the Prospectuses of the Funds to reflect modifications made in connection with the transaction.

Prospectus Changes

The following changes are made to the Prospectus of the applicable Fund of the Company:

All Funds

The names of the Company and the Funds have been changed as noted above.

Where applicable, all references to “Merrill Lynch Investment Managers, L.P., doing business as Mercury Advisors” and/or “Mercury Advisors” are changed to “BlackRock Advisors, LLC.”

All references to “www.mutualfunds.ml.com” are changed to “www.blackrock.com.”

The text under the subsection entitled “Mercury Advisors” in the section entitled “Management of the Fund” is deleted in its entirety and replaced with the following:

BlackRock Advisors

BlackRock Advisors, LLC is the Company’s Investment Adviser and manages the Company’s investments subject to the oversight of the Board of Directors of the Company. The Investment Adviser is a wholly owned subsidiary of BlackRock, Inc. On September 29, 2006, BlackRock, Inc. consummated a transaction with Merrill Lynch & Co., Inc. whereby Merrill Lynch & Co., Inc.’s investment management business combined with that of BlackRock to create a new independent company that is one of the world’s largest asset management firms with over $1 trillion in assets under management. The combined company offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. The new company has over 4,500 employees in 18 countries and a major presence in most key markets, including the United States, the United Kingdom, Asia, Australia, the Middle East and Europe. The Investment Adviser has the responsibility for making all investment decisions for the Company.

Fund Name	Investment Advisory Fee for Year Ended December 31, 2005 (excluding any fee waiver)	As a % of Its Average Net Assets (excluding any fee waiver)
Balanced Capital V.I. Fund	$ 420,462	0.55%
Basic Value V.I. Fund	$7,061,607	0.60%
Bond V.I. Fund	$2,638,793	0.44%
Money Market V.I. Fund	$1,439,509	0.50%
Fundamental Growth V.I. Fund	$1,196,932	0.65%
Global Allocation V.I. Fund	$4,305,652	0.65%
Global Growth V.I. Fund	$ 553,460	0.75%
Government Income V.I. Fund	$1,518,757	0.50%
High Income V.I. Fund	$1,363,324	0.49%
S&P 500 Index V.I. Fund	$1,155,016	0.30%
International Value V.I. Fund	$2,712,267	0.75%*
Large Cap Core V.I. Fund	$2,430,085	0.46%
Large Cap Growth V.I. Fund	$1,226,539	0.65%*
Large Cap Value V.I. Fund	$1,318,767	0.75%**
Utilities and Telecommunications V.I. Fund	$ 315,580	0.60%
Value Opportunities V.I. Fund	$4,061,251	0.75%

*	For the period May 23, 2005 to September 23, 2005, the Investment Adviser agreed to waive a portion of the investment advisory fee, which was when the Investment Advisory Agreement was approved. After taking into account the fee waiver, Merrill Lynch Investment Managers, L.P., each Fund’s previous investment adviser, received a fee at an annual rate of 0.58% and 0.48% for the International Value V.I. Fund and Large Cap Growth V.I. Fund, respectively.
**	Effective September 29, 2006, the current investment advisory fee is 0.65% of the Fund’s average daily net assets. If this fee had been in effect for the fiscal year ended December 31, 2005, the investment advisory fee for such year would have been approximately $1,142,932. An error contained in one of the appendices to the original proxy materials sent to shareholders incorrectly stated the fee as 0.65% (instead of 0.75%) of the Fund’s average daily net assets. Consequently, although an investment advisory agreement with the incorrect rate of 0.65% has been approved by shareholders and will become effective September 29, 2006, the Fund has decided to solicit approval of a new investment advisory agreement by its shareholders in order to correct the amount of the management fee rate to 0.75% of the Fund's average daily net assets.

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The Investment Adviser has retained BlackRock Financial Management, Inc. (“BFM”), an affiliate, to act as investment sub-adviser to Balanced Capital V.I. Fund, Bond V.I. Fund, Government Income V.I. Fund and High Income V.I. Fund. The Investment Adviser will pay 37% of its advisory fee received from Balanced Capital V.I. Fund to BFM for services it provides to the Fund and 59% of its advisory fee received from each of Bond V.I. Fund, Government Income V.I. Fund and High Income V.I. Fund to BFM for services it provides to those Funds.

The Investment Adviser has retained BlackRock Investment Management, LLC (“BIM”), an affiliate, to act as investment sub-adviser to Balanced Capital V.I. Fund, Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, Global Allocation V.I. Fund, S&P 500 Index V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Value Opportunities V.I. Fund and Utilities and Telecommunications V.I. Fund. The Investment Adviser will pay 37% of its advisory fee received from each of Balanced Capital V.I. Fund and Global Allocation V.I. Fund to BIM for services it provides to those Funds, and 74% of its advisory fee received from each of Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, S&P 500 Index V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Value Opportunities V.I. Fund and Utilities and Telecommunications V.I. Fund to BIM for services it provides to those Funds.

The Investment Adviser has retained BlackRock Asset Management U.K. Limited (“BAM UK”), an affiliate, to act as investment sub-adviser to Global Allocation V.I. Fund, and the Investment Adviser will pay 37% of its advisory fee received from Global Allocation V.I. Fund to BAM UK for services it provides to the Fund.

The Investment Adviser has retained BlackRock Institutional Management Corporation (“BIMC”), an affiliate, to act as the investment sub-adviser to Money Market V.I. Fund, and the Investment Adviser will pay 59% of its advisory fee received from Money Market V.I. Fund to BIMC for services it provides to the Fund.

The Investment Adviser has retained BlackRock Investment Management International Limited (“BIMIL”), an affiliate, to act as the investment sub-adviser to International Value V.I. Fund, and the Investment Adviser will pay 74% of its advisory fee received from International Value V.I. Fund to BIMIL for services it provides to the Fund.

The sub-advisers are responsible for the day-to-day management of each Fund.

Until September 29, 2006, Merrill Lynch Investment Managers, L.P. (“MLIM”), doing business as Mercury Advisers, an indirect wholly owned subsidiary of Merrill Lynch & Co., Inc., acted as the Company’s investment adviser and was compensated according to the same advisory fee rates.

A discussion of the basis of the Board of Directors’ approval of the Company’s investment advisory agreement is included in the Company’s semi-annual shareholder report for the most recent fiscal period ended June 30, 2006. A discussion of the Board of Directors’ approval of each sub-advisory agreement will be included in the Company’s annual shareholder report for the fiscal year ended December 31, 2006.

The Investment Adviser was organized in 1994 to perform advisory services for investment companies. BlackRock Financial Management, Inc. is a registered investment adviser organized in 1988. BlackRock Investment Management, LLC is a registered investment adviser organized in 1999. BlackRock Asset Management U.K. Limited is an investment adviser organized in 1986. BlackRock Institutional Management Corporation is a registered investment adviser organized in 1977. BlackRock Investment Management International Limited is a registered investment adviser organized in 1981. The Investment Adviser and its affiliates had over $1.04 trillion in investment company and other portfolio assets under management as of June 30, 2006.

From time to time, a manager, analyst, or other employee of the Investment Adviser or its affiliates may express views regarding a particular asset class, company, security, industry, or market sector. The views expressed by any such person are the views of only that individual as of the time expressed and do not necessarily represent the views of the Investment Adviser or any other person within the BlackRock organization. Any such views are

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subject to change at any time based upon market or other conditions and the Investment Adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for the Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of the Funds.

The text under the subsection entitled “Conflicts of Interest” in the section entitled “Management of the Fund” is deleted in its entirety and replaced with the following:

The investment activities of the Investment Adviser and its affiliates in the management of, or their interest in, their own accounts and other accounts they manage, may present conflicts of interest that could disadvantage each Fund and its shareholders. The Investment Adviser may provide investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Company. The Investment Adviser and its affiliates (including, for these purposes, the Investment Adviser, Merrill Lynch & Co., Inc., BlackRock, Inc., PNC Financial Services Group, Inc. and their affiliates, directors, partners, trustees, managing members, officers and employees (collectively, the “Affiliates”)) are involved with a broad spectrum of financial services and asset management activities, and may engage in the ordinary course of business in activities in which their interests or the interests of their clients may conflict with those of the Company. The trading activities of these Affiliates are carried out without reference to positions held directly or indirectly by the Company and may result in an Affiliate having positions that are adverse to those of the Company. No Affiliate is under any obligation to share any investment opportunity, idea or strategy with the Company. As a result, an Affiliate may compete with the Company for appropriate investment opportunities. In addition, the Funds may invest in securities of companies for which an Affiliate provides or may provide research coverage. The Funds may also make brokerage and other payments to an Affiliate in connection with the Funds’ portfolio investment transactions.

Under a securities lending program approved by the Funds’ Board of Directors, the Funds have retained an Affiliate of the Investment Adviser to serve as the securities lending agent for the Funds to the extent that the Funds engage in the securities lending program. For these services, the lending agent may receive a fee from the Funds, including a fee based on the returns earned on the Funds’ investment of the cash received as collateral for the loaned securities. In addition, one or more Affiliates may be among the entities to which the Funds may lend their portfolio securities under the securities lending program.

The activities of the Investment Adviser and its Affiliates may give rise to other conflicts of interest that could disadvantage the Funds and their shareholders. The Investment Adviser has adopted policies and procedures designed to address these potential conflicts of interest. See the Statement of Additional Information for further information.

The text under the subsection entitled “Additional Information” in the section entitled “Management of the Fund” is deleted in its entirety and replaced with the following:

Investment Adviser — BlackRock Advisors, LLC, 100 Bellevue Parkway, Wilmington, Delaware 19809, has been selected as the investment adviser of the Company.

Investment Sub-Advisers — BlackRock Financial Management, Inc., 40 East 52nd Street, New York, New York 10022, has been selected as the investment sub-adviser of Balanced Capital V.I. Fund, Bond V.I. Fund, Government Income V.I. Fund and High Income V.I. Fund. BlackRock Investment Management, LLC, P.O. Box 9011, Princeton, New Jersey 08543-9011, has been selected as the investment sub-adviser of Balanced Capital V.I. Fund, Basic Value V.I. Fund, Fundamental Growth V.I. Fund, Global Growth V.I. Fund, Global Allocation V.I. Fund, S&P 500 Index V.I. Fund, Large Cap Core V.I. Fund, Large Cap Growth V.I. Fund, Large Cap Value V.I. Fund, Value Opportunities V.I. Fund and Utilities and Telecommunications V.I. Fund. BlackRock Asset Management U.K. Limited, 33 King William Street, London EC4R 9AS England, has been selected as the investment sub-adviser of Global Allocation V.I. Fund. BlackRock Institutional Management Corporation, 100 Bellevue Parkway, Wilmington, DE 19809, has been selected as the investment sub-adviser of Money Market V.I. Fund. BlackRock Investment Management International Limited, 33 King William Street, London EC4R 9AS England, has been selected as the investment sub-adviser of International Value V.I. Fund.

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Independent Registered Public Accounting Firm — Deloitte & Touche LLP, 750 College Road East, Princeton, New Jersey 08540, has been selected as the independent registered public accounting firm of the Company.

Custodian — The Bank of New York, 2 Hanson Place, Brooklyn, New York 11245, acts as Custodian of the Company’s assets, except that Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109, acts as Custodian for assets of the Company’s International Value V.I. Fund and Large Cap Growth V.I. Fund.

Transfer Agent — PFPC, Inc., P.O. Box 9819, Providence, Rhode Island 02940—8019, acts as the Company’s Transfer Agent and is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts.

Distributors — BlackRock Distributors, Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 and FAM Distributors, Inc., P.O. Box 9081, Princeton, New Jersey 08543—9081, are the Funds’ Distributors.

Legal Counsel — Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, New York 10019—6099, is counsel for the Company.

Accounting Services Provider — State Street Bank and Trust Company, 500 College Road East, Princeton, New Jersey 08540, provides accounting services for the Funds.

BlackRock Balanced Capital V.I. Fund

The information concerning the portfolio managers under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGERS

Kurt Schansinger is the portfolio manager of the equity portion of the Fund’s portfolio. BlackRock Advisors’ Core Bond Team manages the fixed income portion of the Fund. Senior investment professionals on the team include Keith Anderson, Scott Amero, Matthew Mara and Andrew Phillips.

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISERS

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC and BlackRock Financial Management, Inc. As used in this Prospectus, the term “Investment Adviser” includes the sub-advisers.

The information concerning the portfolio managers of the fixed income portion of the Fund’s portfolio under the section entitled “Other Important Information and Statement of Additional Information” is deleted in its entirety and replaced with the following:

The fixed-income portion of the Fund’s portfolio is managed by a team of investment professionals comprised of Keith Anderson, Scott Amero, Matthew Mara and Andrew Phillips. This team has managed the Fund’s portfolio since 2006. The Bond Fund is managed using a team approach. Messrs. Anderson, Amero, Marra and Phillips are senior members of BlackRock’s taxable fixed-income management team. Scott Amero is a Managing Director of and portfolio manager with BlackRock and co-head of BlackRock’s fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

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Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock’s Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson was a founding member of BlackRock and has been with BlackRock since 1988. Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, DC with the Secretary and Staff of the US Treasury to advise on the financing and management of the Federal debt.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips’primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

BlackRock Basic Value V.I. Fund, BlackRock Fundamental Growth V.I. Fund, BlackRock Global Growth V.I. Fund, BlackRock S&P 500 Index V.I. Fund, BlackRock Large Cap Core V.I. Fund, BlackRock Large Cap Growth V.I. Fund, BlackRock Utilities and Telecommunications V.I. Fund, and BlackRock Value Opportunities V.I. Fund

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

BlackRock Bond V.I. Fund

The information concerning the portfolio managers under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by a team of investment professionals. The members of the team are Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips.

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Financial Management, Inc. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

The information concerning the Fund’s portfolio managers under the section entitled “Other Important Information and Statement of Additional Information”is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals comprised of Keith Anderson, Scott Amero, Matthew Marra and Andrew Phillips. This team has managed the Fund’s portfolio since 2006. The Bond Fund is managed using a team approach. Messrs. Anderson, Amero, Marra and Phillips are senior members of BlackRock’s taxable fixed-income management team. Scott Amero is a Managing Director of and portfolio

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manager with BlackRock and co-head of BlackRock’s fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

Keith Anderson is a Vice Chairman and member of the Executive and Management Committees of BlackRock. Mr. Anderson is BlackRock’s Chief Investment Officer for Fixed Income. Mr. Anderson is Chairman of the Investment Strategy Group and is responsible for global fixed income strategy, asset allocation and the overall management of client portfolios. In this capacity, he coordinates BlackRock’s team of portfolio managers and credit analysts who specialize in the government, agency, corporate and mortgage sectors and sub-sectors worldwide. Mr. Anderson was a founding member of BlackRock and has been with BlackRock since 1988. Mr. Anderson is a member of the Treasury Borrowing Advisory Committee, which meets quarterly in Washington, DC with the Secretary and Staff of the US Treasury to advise on the financing and management of the Federal debt.

Matthew Marra is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Marra’s primary responsibility is managing total return portfolios, with a sector emphasis on Treasury and agency securities. Mr. Marra became part of the Portfolio Management Group in 1997. He joined BlackRock in 1995 as an analyst in the Portfolio Analytics Group. Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips’primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991.

BlackRock Money Market V.I. Fund

The information concerning the portfolio manager under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGER

Patrick Ford is a Director of the BlackRock Cash Management Group and is the portfolio manager of the Fund.

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Institutional Management Corporation. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

BlackRock Global Allocation V.I. Fund

The information concerning the portfolio managers under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGERS

The Fund is managed by members of a team of investment professionals who participate in the team’s research process and stock selection. Dennis W. Stattman is the Fund’s senior portfolio manager and Dan Chamby, James MacMillan and Romualdo Roldan are the Fund’s associate portfolio managers.

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

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ABOUT THE INVESTMENT ADVISER AND SUB-ADVISERS

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited. As used in this Prospectus, the term “Investment Adviser” includes the sub-advisers.

The information concerning the Fund’s portfolio managers under the section entitled “Other Important Information and Statement of Additional Information”is deleted in its entirety and replaced with the following:

The Fund is managed by a team of investment professionals who participate in the research process and stock selection. Dennis W. Stattman, the Fund’s senior portfolio manager, and Dan Chamby, Romualdo Roldan and James A. MacMillan, the Fund’s associate portfolio managers, are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Stattman, the overall investment supervisor for the Fund, has been the Fund’s senior portfolio manager since 2002. He was senior co-portfolio manager of the Fund from 2000 to 2002 and an associate portfolio manager of the Fund from 1989 to 2000. Mr. Stattman is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, he was a Managing Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 2000 to 2006. He has been a portfolio manager with BlackRock or MLIM since 1989. Mr. Chamby has been the Fund’s associate portfolio manager since 2004 and assists Mr. Stattman in the day-to-day management of the Fund’s portfolio. He is a Director of BlackRock, Inc. Prior to joining BlackRock in 2006, Mr. Chamby was a Director of MLIM from 2000 to 2006. He has been a portfolio manager with BlackRock or MLIM since 2003 and before that served as an analyst. Mr. Roldan has been the Fund’s associate portfolio manager since 2006 primarily advising on investments in emerging markets. He is a Director of BlackRock, Inc. Prior to joining BlackRock in 2006, Mr. Roldan was a Director of MLIM from 2000 to 2006 and was a Vice President from 1998 to 2000. He has been a portfolio manager with BlackRock or MLIM since 1999. Mr. MacMillan has been an associate portfolio manager of the Fund since 2006 primarily advising on investments in Europe. He is a Managing Director of BlackRock, Inc. Prior to joining BlackRock in 2006, Mr. MacMillan was a Managing Director of MLIM from 2000 to 2006 and was a Director of an affiliate of the Investment Adviser from 1993 to 2000. He has been a portfolio manager with BlackRock or MLIM for more than five years.

BlackRock Government Income V.I. Fund.

The information concerning the portfolio managers under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGERS

The Fund’s portfolio managers are Andrew Phillips and Eric Pellicciaro.

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Financial Management, Inc. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

The information concerning the Fund’s portfolio managers under the section entitled “Other Important Information and Statement of Additional Information”is deleted in its entirety and replaced with the following:

The Fund is managed by Andrew Phillips and Eric Pellicciaro, who have been the Fund’s portfolio managers since 2006. Andrew Phillips is a Managing Director of and portfolio manager with BlackRock and is a member of the Investment Strategy Group. Mr. Phillips’ primary responsibility is the consistent implementation of investment strategies across all total return accounts, with a sector emphasis on mortgage securities. He is Chairman of the monthly Account Review Meeting, which examines performance, compliance, and operations for all client portfolios. Mr. Phillips has been a member of BlackRock’s fixed income team since 1991. Eric

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Pellicciaro is a Managing Director of and portfolio manager with BlackRock. He is a member of BlackRock’s Investment Strategy Group and the lead mortgage sector specialist. Mr. Pellicciaro’s primary responsibility is managing client portfolios, with a sector emphasis on fixed-rate mortgage securities, including pass-throughs and CMOs. Mr. Pellicciaro started his career in the Financial Modeling Group at BlackRock in 1996, and joined the Fixed Income Portfolio Management Group in 1999.

BlackRock High Income V.I. Fund

The information concerning the portfolio managers under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGERS

The Fund’s portfolio managers are Jeffrey Gary and Scott Amero.

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Financial Management, Inc. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

The information concerning the Fund’s portfolio managers under the section entitled “Other Important Information and Statement of Additional Information”is deleted in its entirety and replaced with the following:

The Fund is managed by Scott Amero and Jeffrey Gary. Messrs. Amero and Gary have been the Fund’s portfolio managers since 2006. Scott Amero is a Managing Director of and portfolio manager with BlackRock and co-head of BlackRock’s fixed income portfolio management team. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock’s publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990. Jeffrey Gary is a Managing Director of and portfolio manager with BlackRock, is head of BlackRock’s high yield team and a member of the Investment Strategy Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group. At the time of his departure, AIG managed approximately $12 billion in separate account, proprietary, mutual fund, and CBO high yield portfolios.

BlackRock Large Cap Value V.I. Fund

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND THE SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management, LLC. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

The following information concerns the Fund’s management fees:

Shareholders of the Funds recently received proxy solicitation materials requesting approval of a new investment advisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”) in connection with the transaction to combine the investment management businesses of Merrill Lynch Investment Managers, L.P. and BlackRock, Inc. (the “Transaction”). After the favorable vote was received to approve the new investment advisory agreement for the Funds at the August 15, 2006 shareholders’ meeting, it was discovered that the investment advisory fee rate for the BlackRock Large Cap Value V.I. Fund was incorrectly stated in one of the appendices to

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the original proxy materials as 0.65% (instead of 0.75%) of the Fund’s average daily net assets. Consequently, although an investment advisory agreement has been approved by shareholders that will become effective (at the incorrect rate of 0.65%) when the Transaction closes, the BlackRock Large Cap Value V.I. Fund has decided to solicit approval of a new investment advisory agreement by its shareholders in order to correct the amount of the management fee to 0.75% of the Fund’s average daily net assets. This new solicitation provides the correct fee rate and requests approval of the investment advisory agreement with BlackRock Advisors. When the transaction closes and the investment advisory agreement becomes effective, BlackRock Advisors will be paid fees from the BlackRock Large Cap Value V.I. Fund at the lower incorrect fee rate included in the original proxy materials until such time as approval for the new investment advisory agreement is obtained.

The information in the fee table relating to the Fund’s management fee under the section entitled “Fees and Expenses” is revised in its entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)	Class I	Class II	Class III

Management Fees	0.65%	0.65%	0.65%

Distribution (12b-1) Fees	None	0.15%*	0.25%*

Other Expenses (including transfer agency fees)(a)	0.10%	0.10%	0.10%

Total Annual Fund Operating Expenses(b)	0.75%	0.90%*	1.00%*

(a)	PFPC, Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Fund. The Fund pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Fund and the Fund reimburses the Investment Adviser or its affiliates for these services.
(b)	Total Annual Fund Operating Expenses are restated to reflect the current advisory rate of 0.65% of the Fund’s average daily net assets.
*	During the fiscal year ended December 31, 2005, no distribution fees were accrued for Class II and Class III shares. The Total Annual Fund Operating Expenses have been restated to reflect the entire distribution fee.

The example under the section entitled “Fees and Expenses” is deleted in its entirety and replaced with the following:

Example:

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated, that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. These assumptions are not meant to indicate you will receive a 5% annual rate of return. Your annual return may be more or less than the 5% used in this example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years

Class I	$ 77	$240	$417	$ 930

Class II	$ 92	$287	$498	$1,108

Class III	$102	$318	$552	$1,225

BlackRock International Value V.I. Fund

The information concerning the investment adviser under the section entitled “Details About the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE INVESTMENT ADVISER AND SUB-ADVISER

The Fund is managed by BlackRock Advisors, LLC and sub-advised by BlackRock Investment Management International Limited. As used in this Prospectus, the term “Investment Adviser” includes the sub-adviser.

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BLACKROCK VARIABLE SERIES FUNDS, INC.
(formerly FAM VARIABLE SERIES FUNDS, INC.)

BlackRock Balanced Capital V.I. Fund
(formerly Mercury American Balanced V.I. Fund)
BlackRock Basic Value V.I. Fund
(formerly Mercury Basic Value V.I. Fund)
BlackRock Bond V.I. Fund
(formerly Mercury Core Bond V.I. Fund)
BlackRock Money Market V.I. Fund
(formerly Mercury Domestic Money Market V.I. Fund)
BlackRock Fundamental Growth V.I. Fund
(formerly Mercury Fundamental Growth V.I. Fund)
BlackRock Global Growth V.I. Fund
(formerly Mercury Global Growth V.I. Fund)
BlackRock Global Allocation V.I. Fund
(formerly Mercury Global Allocation V.I. Fund)
BlackRock Government Income V.I. Fund
(formerly Mercury Government Bond V.I. Fund)
BlackRock High Income V.I. Fund
(formerly Mercury High Current Income V.I. Fund)
BlackRock S&P 500 Index V.I. Fund
(formerly Mercury Index V.I. Fund)
BlackRock Large Cap Core V.I. Fund
(formerly Mercury Large Cap Core V.I. Fund)
BlackRock Large Cap Growth V.I. Fund
(formerly Mercury Large Cap Growth V.I. Fund)
BlackRock Large Cap Value V.I. Fund
(formerly Mercury Large Cap Value V.I. Fund)
BlackRock Value Opportunities V.I. Fund
(formerly Mercury Value Opportunities V.I. Fund)
BlackRock Utilities and Telecommunications V.I. Fund
(formerly Mercury Utilities and Telecommunications V.I. Fund)
BlackRock International Value V.I. Fund
(formerly Mercury International Value V.I. Fund)

Supplement dated September 21, 2006 to the
Statement of Additional Information dated May 1, 2006

Effective October 2, 2006, the following changes are made to the Statement of Additional Information of the Funds listed above.

All Funds

The text under the section entitled “Code of Ethics” is deleted in its entirety and replaced with the following:

Each Fund, the Investment Adviser, each sub-adviser and each Distributor has adopted a Code of Ethics under Rule 17j-1 of the Investment Company Act. The Code of Ethics establishes procedures for personal investing and restricts certain transactions. Employees subject to the Code of Ethics may invest in securities for their personal investment accounts, including securities that may be purchased or held by a Fund.

The text under the section entitled “Potential Conflicts of Interest” is deleted in its entirety and replaced with the following:

Activities of the Investment Adviser, BlackRock, Inc. and its affiliates (collectively, “BlackRock”), Merrill Lynch & Co., Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and their affiliates (collectively, “Merrill Lynch”) and Other Accounts Managed by Merrill Lynch. BlackRock is one of the world’s largest asset

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management firms with over $1 trillion in assets under management. Merrill Lynch is a full service investment banking, broker-dealer, asset management and financial services organization. As a result, BlackRock and Merrill Lynch (including, for these purposes, their directors, partners, trustees, managing members, officers and employees) worldwide, including the entities and personnel who may be involved in the investment activities and business operations of a Fund, are engaged in businesses and have interests other than that of managing the Fund. These are considerations of which investors in a Fund should be aware, and which may cause conflicts of interest that could disadvantage the Fund. These activities and interests include potential multiple advisory, transactional, financial and other interests in securities and other instruments, and companies that may be purchased or sold by a Fund.

BlackRock offers a full range of equity, fixed income, cash management and alternative investment products with strong representation in both retail and institutional channels, in the United States and in non-U.S. markets. BlackRock has over 4,500 employees in 18 countries and is a major presence in most key markets, including the United States, the U.K., Asia, Australia, the Middle East and Europe.

BlackRock and its affiliates, including, without limitation, Merrill Lynch and its advisory affiliates, have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of a Fund and/or that engage in transactions in the same types of securities, currencies and instruments as the Fund. Merrill Lynch and its affiliates are also major participants in the global currency, equities, swap and fixed income markets, in each case both on a proprietary basis and for the accounts of customers. As such, BlackRock, Merrill Lynch and their affiliates are actively engaged in transactions in the same securities, currencies, and instruments in which a Fund invests. Such activities could affect the prices and availability of the securities, currencies, and instruments in which a Fund invests, which could have an adverse impact on the Fund’s performance. Such transactions, particularly in respect of most proprietary accounts or customer accounts, will be executed independently of a Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. When the Investment Adviser and its advisory affiliates seek to purchase or sell the same assets for their managed accounts, including a Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable. In some cases, this system may adversely affect the size or price of the assets purchased or sold for a Fund.

The results of a Fund’s investment activities may differ significantly from the results achieved by the Investment Adviser and its affiliates for their proprietary accounts or other accounts (including investment companies or collective investment vehicles) managed or advised by them. It is possible that BlackRock and its affiliates and such other accounts will achieve investment results that are substantially more or less favorable than the results achieved by a Fund. Moreover, it is possible that a Fund will sustain losses during periods in which BlackRock and its affiliates achieve significant profits on their trading for proprietary or other accounts. The opposite result is also possible.

The investment activities of BlackRock and its affiliates for their proprietary accounts and accounts under their management may also limit the investment opportunities for a Fund in certain emerging and other markets in which limitations are imposed upon the amount of investment, in the aggregate or in individual issuers, by affiliated foreign investors.

From time to time, a Fund’s activities may also be restricted because of regulatory restrictions applicable to BlackRock and its affiliates, and/or their internal policies designed to comply with such restrictions. As a result, there may be periods, for example, when the Investment Adviser, and/or its affiliates, will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which the Investment Adviser and/or its affiliates are performing services or when position limits have been reached.

In connection with its management of a Fund, the Investment Adviser may have access to certain fundamental analysis and proprietary technical models developed by BlackRock or its affiliates (including Merrill Lynch). The Investment Adviser will not be under any obligation, however, to effect transactions on behalf of a Fund in accordance with such analysis and models. In addition, neither BlackRock nor any of its affiliates (including Merrill Lynch) will have any obligation to make available any information regarding their proprietary activities

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or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of a Fund and it is not anticipated that the Investment Adviser will have access to such information for the purpose of managing the Fund. The proprietary activities or portfolio strategies of BlackRock and its affiliates (including Merrill Lynch) or the activities or strategies used for accounts managed by them or other customer accounts could conflict with the transactions and strategies employed by the Investment Adviser in managing a Fund.

In addition, certain principals and certain employees of the Investment Adviser are also principals or employees of BlackRock, Merrill Lynch, PNC or their affiliated entities. As a result, the performance by these principals and employees of their obligations to such other entities may be a consideration of which investors in a Fund should be aware.

The Investment Adviser may enter into transactions and invest in securities, instruments and currencies on behalf of a Fund in which customers of BlackRock, Merrill Lynch, or, to the extent permitted by the SEC, BlackRock or Merrill Lynch, serve as the counterparty, principal or issuer. In such cases, such party’s interests in the transaction will be adverse to the interests of the Fund, and such party may have no incentive to assure that the Fund obtains the best possible prices or terms in connection with the transactions. In addition, the purchase, holding and sale of such investments by a Fund may enhance the profitability of BlackRock, Merrill Lynch and/or PNC. Merrill Lynch and its affiliates may also create, write or issue derivatives for customers of Merrill Lynch or its affiliates, the underlying securities, currencies or instruments of which may be those in which a Fund invests or which may be based on the performance of the Fund. A Fund may, subject to applicable law, purchase investments that are the subject of an underwriting or other distribution by Merrill Lynch or its affiliates and may also enter into transactions with other clients of BlackRock or its affiliates where such other clients have interests adverse to those of the Fund. At times, these activities may cause departments of BlackRock or its affiliates to give advice to clients that may cause these clients to take actions adverse to the interests of the Fund. To the extent affiliated transactions are permitted, a Fund will deal with BlackRock and its affiliates on an arms-length basis. BlackRock may also have an ownership interest in certain trading or information systems used by a Fund. A Fund’s use of such trading or information systems may enhance the profitability of BlackRock and its affiliates.

A Fund will be required to establish business relationships with its counterparties based on the Fund’s own credit standing. Neither BlackRock nor its affiliates will have any obligation to allow their credit to be used in connection with a Fund’s establishment of its business relationships, nor is it expected that the Fund’s counterparties will rely on the credit of BlackRock or any of its affiliates in evaluating the Fund’s creditworthiness.

It is also possible that, from time to time, BlackRock or any of its affiliates may, although they are not required to, purchase and hold shares of a Fund in order to increase the assets of the Fund. Increasing a Fund’s assets may enhance investment flexibility and diversification and may contribute to economies of scale that tend to reduce the Fund’s expense ratio. BlackRock and its affiliates reserve the right to redeem at any time some or all of the shares of a Fund acquired for their own accounts. A large redemption of shares of a Fund by BlackRock or its affiliates could significantly reduce the asset size of the Fund, which might have an adverse effect on the Fund’s investment flexibility, portfolio diversification and expense ratio. BlackRock will consider the effect of redemptions on a Fund and other shareholders in deciding whether to redeem its shares.

It is possible that a Fund may invest in securities of companies with which Merrill Lynch has or is trying to develop investment banking relationships as well as securities of entities in which BlackRock or Merrill Lynch has significant debt or equity investments or in which Merrill Lynch makes a market. A Fund also may invest in securities of companies to which BlackRock or Merrill Lynch provides or may someday provide research coverage. Such investments could cause conflicts between the interests of a Fund and the interests of other BlackRock or Merrill Lynch clients. In making investment decisions for a Fund, the Investment Adviser is not permitted to obtain or use material non-public information acquired by any division, department or affiliate of BlackRock in the course of these activities. In addition, from time to time, Merrill Lynch’s activities may limit a Fund’s flexibility in purchases and sales of securities. When Merrill Lynch is engaged in an underwriting or other distribution of securities of an entity, the Investment Adviser may be prohibited from purchasing or recommending the purchase of certain securities of that entity for a Fund.

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The Investment Adviser, its affiliates and their directors, officers and employees, may buy and sell securities or other investments for their own accounts, and may have conflicts of interest with respect to investments made on behalf of a Fund. As a result of differing trading and investment strategies or constraints, positions may be taken by directors, officers, employees and affiliates of the Investment Adviser that are the same, different from or made at different times than positions taken for the Fund. To lessen the possibility that a Fund will be adversely affected by this personal trading, the Fund and the Investment Adviser each has adopted a Code of Ethics in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the Fund’s portfolio transactions. The Code of Ethics can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090. The Code of Ethics is also available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by e-mail at publicinfo@sec.gov or by writing the SEC’s Public Reference Section, Washington, DC 20549-0102.

The Investment Adviser and its affiliates will not purchase securities or other property from, or sell securities or other property to, a Fund, except that the Fund may in accordance with rules adopted under the Investment Company Act engage in transactions with accounts that are affiliated with the Fund as a result of common officers, directors, or investment advisers. These transactions would be effected in circumstances in which the Investment Adviser determined that it would be appropriate for the Fund to purchase and another client to sell, or the Fund to sell and another client to purchase, the same security or instrument on the same day.

Present and future activities of BlackRock and its affiliates, including the Investment Adviser, in addition to those described in this section, may give rise to additional conflicts of interest.

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